December 19, 2012

THE TEBERG FUND

A series of Advisors Series Trust (the “Trust”)

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
Dated July 29, 2012

•   Effective December 20, 2012, the Fund’s expense cap on net annual fund operating expenses will be reduced from 2.50% to 1.75% of the Fund’s average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses.  This contractual reduction will be in effect for a minimum term of one year and any future increase requires the prior approval of the Trust’s Board of Trustees and notice to shareholders.

In connection with this reduction, the “Fees and Expenses of the Fund” section on page 1 of the Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution (Rule 12b-1) Fees(1)	0.00%
Other Expenses(2)	0.55%
Subtotal Annual Fund Operating Expenses	2.05%
Acquired Fund Fees and Expenses	0.67%
Total Annual Fund Operating Expenses(3)	2.72%
Less: Fee Waiver and Expense Reimbursement(4)	-0.34%
Net Annual Fund Operating Expenses	2.38%

(1)
While the Fund has adopted a Rule 12b-1 Distribution Plan which authorizes the payment of up to 0.25% of the Fund’s average daily net assets for distribution and servicing activities, the Fund has determined not to pay any Rule 12b-1 fees through at least July 28, 2014.

(2)	Other Expenses have been restated to reflect current fees as if they had been in effect during the previous fiscal year.

(3)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Waiver provided in the Financial Highlights section of the statutory prospectus, which reflects the current operating expenses of the Fund and does not include Acquired Fund Fees and Expenses (“AFFE”).

(4)
First Associated Investment Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Net Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) do not exceed 1.75% of the Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap will remain in effect through at least July 28, 2014, and may be terminated only by the Trust’s Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.  Additionally, the Advisor has contractually agreed to reduce its management fee in the amount of any Rule 12b-1 fees received from transactions involving the Fund.  The Advisor will pay to the Fund the amount of any such Rule 12b-1 fees and for the fiscal year ended March 31, 2012, this amounted to 0.04%.  This management fee reduction will remain in effect at least through July 28, 2022, and may be terminated only with the consent of the Fund’s Board of Trustees.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$241	$812	$1,410	$3,026

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 224.14% of the average value of its portfolio.

•   All other references contained in the Prospectus and SAI to the Fund’s previous annual expense cap of 2.50% are hereby superseded by the information contained in this Supplement.

•   In addition, effective January 1, 2013, the Fund’s Distribution (Rule 12b-1) Plan will be changed from a “compensation plan” to a “reimbursement plan.”  This change in the structure of the Rule 12b-1 plan will not change the maximum amount that may be paid under the plan.  However, as a reimbursement plan, the Fund may reimburse the Advisor only for actual expenses incurred for distribution and servicing activities, up to 0.25% per year of its average daily net assets.  The Fund will not reimburse more than the maximum amount allowed under the plan.  Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.  Effective January 1, 2013, the Board has approved a reduction in the Rule 12b-1 fee accrual payable by the Fund to 0.00%.

Please retain this Supplement with your Prospectus.